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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS




         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 14, 1997, in the Post-Effective Amendment No. 8 to the Registration Statement (Form SB-2 No. 33-98808) and related Prospectus of USA Technologies, Inc. dated January 27, 1998.







                                                      /s/ Ernst & Young LLP




Philadelphia, Pennsylvania
January 27, 1998